                    AMENDMENT TO LOAN AND SECURITY AGREEMENT


       This Amendment to the Loan and Security Agreement ("Amendment") dated this 4th day of May, 1998 by and among Eagle Supply, Inc., a Florida corporation (the "Borrower") and Fleet Capital Corporation, a Rhode Island corporation and successor in interest to Barclays Business Credit, Inc. ("Lender").

                                   BACKGROUND


       A. On December 23, 1994, the Lender and the Borrower entered into a certain Loan and Security Agreement (the "Agreement") to reflect certain financing arrangements between the parties thereto (the "Existing Financing Arrangements").

       B. The parties have agreed, subject to the terms and conditions of this Amendment, to modify and amend the Existing Financing Arrangements.

       NOW THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

                     AMENDMENTS TO LOAN AND SECURITY AGREEMENT


       A. Lender agrees to make an Equipment Loan to Borrower on the date hereof in the principal amount of $900,000, which shall be repaid in successive monthly installments in accordance with the terms of the Equipment Note. The Equipment Loan shall be repaid in full upon the earlier to occur of the scheduled maturity set forth in the Equipment Note, the end of the Original Term or any Renewal Term, or the termination of the Agreement. All obligations of Borrower in connection with the Equipment Loan shall constitute "Obligations" for all purposes of the Agreement and shall be secured by all of the Collateral.

       B. At Borrower's election interest shall accrue on the outstanding principal balance of the Equipment Loan outstanding at the end of each day
(i) in the case of Base Rate Loans, at a fluctuating rate per annum equal to the Base Rate plus the Applicable Interest Rate Margin with respect to Base Rate Loans and (ii) in the case of LIBOR Rate Loans, at the LIBOR Rate plus the Applicable Interest Rate Margin with respect to LIBOR Rate Loans. In the case of Base Rate Loans, the rate of interest shall increase or decrease by an amount equal to any increase or decrease in the Base Rate, effect as of the opening of business on the day that any such change in the Base Rate occurs.

     C.  Section 3.3 is hereby amended and restated as follows:

         3.3   Mandatory Prepayments

               "3.3.1 Except for dispositions of Inventory permitted by
Section 8.2.7, if Borrower sells any of the Collateral or if any of the Collateral is lost or destroyed or taken by condemnation, Borrower shall pay to Lender, unless otherwise agreed to by Lender, or as otherwise expressly authorized by this Agreement, as and when received by Borrower and as a mandatory prepayment of the outstanding Loans, until paid and satisfied in full, a sum equal to the proceeds (including insurance proceeds) received by Borrower from such sale, loss or destruction. Any such prepayment shall be applied first to the Equipment Loan (in the inverse order of maturity) and then to the Revolving Credit Loans; provided that if such Loan is accruing interest at the LIBOR Based Rate, such prepayment shall be delivered to Lender as and when received by Borrower but applied at the end of the applicable Interest Period."

     D. The Equipment Note shall constitute a "Note" and the Equipment Loan shall constitute a "Loan" for all purposes of the Loan Agreement.

     E.  Section 4.1 of the Agreement is amended and restate as follows:

         "4.1 Term of Agreement. Subject to Lender's right to cease making Loans to Borrower upon or after the occurrence of any Default or Event of Default, this Agreement shall be in effect for the period from the date hereof through and including July 8, 2002 (the "Original Term"), and this Agreement shall automatically renew itself for one (1) year periods thereafter (the "Renewal Terms"), unless (a) the party which elects not to renew this Agreement gives at least one hundred and eighty (180) days written notice thereof to the other party prior to the expiration of the Original Term (or the then current Renewal Term, as the case may be) or (b) this Agreement shall be sooner terminated as provided in
         Section 4.2 hereof."

                             CONDITIONS PRECEDENT

     This Amendment shall not be effective until the following conditions have been met to the sole satisfaction of Lender (all documents to be in form and substance acceptable to Lender):

       A. Borrower and TDA Industries, Inc. shall have executed and delivered to Lender this Amendment;

       B. Borrower shall have executed and delivered to Lender an Equipment Note; and

       C. Borrower shall deliver to Lender any other documents, instruments or agreements required hereunder or requested by Lender.


                        REAFFIRMATION OF AGREEMENT


       Except as expressly modified herein, Borrower hereby affirms all representations and warranties set forth in the Existing Financing Arrangements as of this date and warrants and represents that all such representations and warranties are true, accurate and complete in all respects as of this date and that such warranties and representations are hereby deemed applicable to this Amendment and that no Event of Default exists under the Existing Financing Arrangements or would exist with the passage of time, giving of notice or both.


               INCORPORATION OF EXISTING FINANCING DOCUMENTS


       The parties acknowledge and agree that this Amendment is incorporated into and made part of the Existing Financing Agreements, the terms and provisions of which, unless expressly modified herein, or unless no longer applicable by their terms, continue unchanged and in full force and effect. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in the Existing Financing Agreement, the term and provision hereof shall control.

                             PAYMENT OF EXPENSES


       Borrower shall pay or reimburse Lender for its reasonable attorneys' fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto.


                                MISCELLANEOUS


       A. Capitalized Terms. All capitalized terms not otherwise defined herein shall have the meanings as set forth in the Agreement.


       B. Third Party Rights. No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.


       C. Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

       D. Other Instruments. Borrower agrees to execute any other document, instruments and writings in form satisfactory to Lender, as Lender may reasonably request to carry out the intentions of the parties hereunder.

       E. Modifications. No modifications hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

       F. Governing Law. The terms and conditions of this Amendment shall be governed by the laws of the State of New York.

       IN WITNESS WHEREOF, the undersigned parties have executed this Amendment to Loan and Security Agreement the day and year first above written.

EAGLE SUPPLY, INC.                          FLEET CAPITAL CORPORATION
("Borrower")                                ("Lender")


By: /s/ Illegible                           By: /s/ Illegible
    ----------------------------                ----------------------------
Title: CEO                                  Title: VP
       -------------------------                   -------------------------


Attest:
By: /s/ Illegible
    ----------------------------
    Secretary


   TDA Industries, Inc., in its capacity as surety pursuant to that certain Guaranty Agreement dated as of December 23, 1994, hereby acknowledges that the Equipment Loan constitutes an Obligation for all purposes of the Guaranty Agreement.

TDA INDUSTRIES, INC.


By: /s/ Illegible
    ----------------------------
Title: CEO
       ----------------------------


Attest:


By: /s/ Illegible
    ----------------------------
    Secretary

                                  EQUIPMENT NOTE

$900,000                                                            May 4, 1998

   FOR VALUE RECEIVED, and intending to be legally bound, Eagle Supply, Inc. ("Borrower") hereby promises to pay to the order of Fleet Capital Corporation, a Rhode Island corporation ("Lender"), in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the maximum principal sum of Nine Hundred Thousand Dollars ($900,000.00), or such lesser sum which represents the aggregate unpaid principal balance hereunder, together with interest from and after the date hereof on the unpaid principal balance outstanding at the rates per annum set forth in the Loan Agreement (as defined below). Interest shall be computed in the manner provided in Section 2 of the Loan Agreement.

   This Equipment Note (the "Note") is issued pursuant to that certain Loan and Security Agreement between Borrower and Barclays Business Credit, Inc. dated as of December 23, 1994, as amended from time to time, (the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

   The principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

      (i) Interest on the outstanding principal balance shall be due and payable monthly, in arrears, on the first day of each month, commencing on June 1, 1998, and continuing until such time as the full principal balance, together with all other amounts owing hereunder, shall have been paid in full.

      (ii) The principal amount hereunder shall be due and payable in equal consecutive monthly installments of principal based on an 75 month amortization schedule, on the first day of each calendar month commencing on June 1, 1998.

      (iii) The entire remaining principal amount then outstanding under this Note, together with any and all other amounts due hereunder, shall be due and payable upon the earlier to occur of August 1, 2004 or the end of the Original Term or any Renewal Term of the Loan Agreement.

Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon acceleration of the Obligations following an Event of Default under the Loan Agreement or termination of the Loan Agreement pursuant to Section 4 thereof.

    Borrower may also terminate the Loan Agreement and, in connection with such termination, prepay this Note in the manner and subject to the conditions provided in Section 4 of the Loan Agreement.

    Upon the occurrence of an Event of Default, Lender shall have all of the rights and remedies set forth in Section 10 of the Loan Agreement.

    Time is of the essence under this Note. To the fullest extent permitted by applicable law, Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

    Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Lender, at its option, may enforce its rights against any Collateral securing this Note without enforcing its rights against Borrower or any other property or indebtedness due or to become due to Borrower. Borrower agrees that, without releasing or impairing Borrower's liability hereunder, Lender may at any time release, surrender, substitute or exchange any Collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

    IN ANY LITIGATION ARISING OUT OF OR RELATING TO ANY OF THE MATTERS CONTAINED IN THIS NOTE OR ANY OF THE DOCUMENTS DELIVERED IN CONNECTION HEREWITH IN WHICH THE LENDER AND BORROWER ARE ADVERSE PARTIES, THE LENDER AND BORROWER WAIVE TRIAL BY JURY.

    This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

    IN WITNESS WHEREOF, each Borrower has caused this Note to be duly executed and delivered on the date first above written.

ATTEST:                                EAGLE SUPPLY INC.


/s/ [ILLEGIBLE]                        By: /s/ [illegible]
------------------------------             -----------------------------

                                       Title:  CEO              [SEAL]
                                             -----------------------------